Exhibit 23-A

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated October 29, 1999 included in Indiana Energy, Inc.'s Form 10-K and 10-KA for the year ended September 30, 1999 and to all references to our Firm included in this Registration Statement.

Indianapolis, Indiana                              ARTHUR ANDERSEN LLP
February 25, 2000